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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 18, 2008

                       FIRST SAVINGS FINANCIAL GROUP, INC.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)

         INDIANA                      001-34155            37-1567871
         -------                      ---------            ----------
(State or other jurisdiction of      (Commission          (IRS Employer
 incorporation or organization)      File Number)        Identification No.)


501 EAST LEWIS & CLARK PARKWAY, CLARKSVILLE, INDIANA       47129
----------------------------------------------------       -----
(Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code: (812)283-0724
                                                            -------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02       RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
                ---------------------------------------------

         On December 18, 2008, First Savings Financial Group, Inc., the holding company for First Savings Bank, F.S.B., announced its financial results for the year and quarter ended September 30, 2008. The press release announcing financial results for the year and quarter ended September 30, 2008 is filed as
Exhibit 99.1 and incorporated herein by reference.


ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS.
                ---------------------------------

         (a)    Financial Statements of Businesses Acquired: Not applicable

         (b)    Pro Forma Financial Information: Not applicable

         (c)    Shell Company Transactions: Not applicable

         (d)    Exhibits

                Number            Description
                ------            -----------

                99.1              Press Release dated December 18, 2008



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FIRST SAVINGS FINANCIAL GROUP, INC.



Dated: December 18, 2008              By: Larry W. Myers
                                          -------------------------------------
                                          Larry W. Myers
                                          President and Chief Executive Officer